UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Barings Participation Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings
Participation Investors
Report for the Six Months Ended June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website http://www.barings.com/MPV, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202

Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar
DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website
www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 (413) 226-1516

Investment Objective and Policy
Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust's principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC ("Barings"). A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website at www.barings.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website at www.barings.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS
July 31, 2019

We are pleased to present the June 30, 2019 Quarterly Report of Barings Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on August 16, 2019 to shareholders of record on August 5, 2019. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.26 per share of net investment income for the second quarter of 2019, compared to $0.28 per share in the previous quarter.

During the second quarter, the net assets of the Trust increased to $146,435,341 or $13.87 per share compared to $143,396,463 or $13.60 per share on March 31, 2019. This translates to a 4.0% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 9.4%, 9.3%, 8.8%, 11.4%, and 12.2% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price increased during the quarter, from $15.36 per share as of March 31, 2019 to $16.31 per share as of June 30, 2019, which resulted in a total return for the quarter of 8.1%. The Trust's market price of $16.31 per share equates to a 17.6% premium over the June 30, 2019 net asset value per share of $13.87. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 7.2%, 3.9% and 8.7%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 2.1% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 2.5% and 1.6% for the quarter, respectively.

The Trust closed three new private placement investments and five add-on investments to existing portfolio companies during the first quarter. The total amount invested by the Trust in these transactions was $3,251,610. Of note, all of the new platform investments were floating rate senior secured term loans. Over the past couple of years, the Trust has increasingly invested in term loans with floating interest rates. As interest rates fluctuate, we expect interest income to fluctuate due to the base interest rates on the floating rate loans resetting quarterly. Please note that the Trust's own senior term loan is fixed rate and therefore, fluctuations in base interest rates will not impact the Trust's cost of borrowing.

Middle market merger and acquisition activity continues to remain below 2018 levels. The lower M&A activity coupled with continued hyper-competitive market conditions led to aggressive credit terms including increased leverage and lower pricing. As a result of these factors, the Trust's new investment activity was lower than recent quarters. It continues to be difficult to source traditional higher yielding junior debt opportunities as the all-senior structures continue to be more prevalent in the middle market. As always, we continue to be selective in our investment choices and maintain underwriting discipline.

The Trust's current portfolio continues to exhibit sound credit quality. Realization activity continued through the second quarter with five private investment exits during the quarter, all of which resulted in favorable results. In addition, two companies fully prepaid their debt held by the Trust. The Trust was also the beneficiary of one of its equity investments paying a dividend during the quarter. We remain cautiously optimistic about realization activity over the next few quarters as there are several companies in which the Trust has outstanding investments that are in the process of being sold.

The Trust was able to maintain its $0.27 per share quarterly dividend in the second quarter. While the Trust's expansion of its target investment criteria in 2017 has allowed for increased private debt investment opportunities, and as a result, more stable recurring investment income, recurring investment income fell slightly short of fully funding this quarter's dividend. As has occurred from time to time in the past, the slight shortfall was covered with earnings carry forwards and other non-recurring income. Due to the continued market decline in higher yielding junior debt investment opportunities, over time it may become difficult to maintain the dividend at $0.27 per share. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with the Trust's recurring earnings.

Thank you for your continued interest in and support of Barings Participation Investors.

(Continued)

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 6/30/19*

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2019
(Unaudited)

Assets:

Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $123,831,423 )	$121,099,996
Corporate restricted securities at market value (Cost - $7,796,797 )	7,293,365
Corporate public securities at market value (Cost - $9,297,595 )	8,988,176
Short-term securities at amortized cost	9,478,396

Total investments (Cost - $150,404,211 )	146,859,933

Cash	13,639,157
Interest receivable	1,064,018
Receivable for investments sold	386,841
Other assets	14,104

Total assets	161,964,053

Liabilities:
Note payable	15,000,000
Investment advisory fee payable	329,480
Interest payable	27,267
Accrued expenses	171,965

Total liabilities	15,528,712

Commitments and Contingencies (See Note 8)

Total net assets	$146,435,341

Net Assets:
Common shares, par value $.01 per share	$105,583
Additional paid-in capital	141,926,663
Total distributable earnings	4,403,095

Total net assets	$146,435,341

Common shares issued and outstanding (14,787,750 authorized)	10,558,290

Net asset value per share	$13.87

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2019
(Unaudited)

Investment Income:
Interest	$6,827,955
Dividends	89,520
Other	66,534

Total investment income	6,984,009

Expenses:
Investment advisory fees	652,122
Interest	306,750
Professional fees	160,130
Trustees' fees and expenses	120,000
Reports to shareholders	72,000
Custodian fees	12,000
Other	57,597

Total expenses	1,380,599

Investment income - net	5,603,410

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	1,801,122
Income tax expense	(85,278)

Net realized gain on investments after taxes	1,715,844

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	2,744,652

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	2,744,652

Net gain on investments	4,460,496

Net increase in net assets resulting from operations	$10,063,906

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2019
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(9,458,031)
Purchases of portfolio securities	(9,501,337)
Proceeds from disposition of portfolio securities	17,607,436
Interest, dividends and other income received	5,985,680
Interest expense paid	(306,750)
Operating expenses paid	(972,399)
Income taxes paid	(932,484)
Net cash provided by operating activities	2,422,115
Cash flows from financing activities:
Cash dividends paid from net investment income	(5,688,875)
Receipts for shares issued on reinvestment of dividends	468,946
Net cash used for financing activities	(5,219,929)
Net decrease in cash	(2,797,814)
Cash - beginning of period	16,436,971
Cash - end of period	$13,639,157

Reconciliation of net decrease in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$10,063,906
Increase in investments	(5,679,493)
Decrease in interest receivable	120,630
Increase in receivable for investments sold	(386,841)
Increase in other assets	(11,861)
Decrease in tax payable	(847,206)
Increase in investment advisory fee payable	17,295
Increase in accrued expenses	84,155
Decrease in payable for investments purchased	(938,470)
Total adjustments to net assets from operations	(7,641,791)
Net cash provided by operating activities	$2,422,115

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 6/30/2019 (Unaudited)	For the year ended 12/31/2018
Increase / (decrease) in net assets:
Operations:
Investment income - net	$5,603,410	$10,797,239
Net realized gain on investments after taxes	1,715,844	2,674,681
Net change in unrealized appreciation (depreciation) of investments after taxes	2,744,652	(9,832,362)
Net increase in net assets resulting from operations	10,063,906	3,639,558

Increase from common shares issued on reinvestment of dividends
Common shares issued (2019 - 31,391; 2018 - 68,737)	468,946	971,512

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2019 - $0.27 per share; 2018 - $1.08 per share)	(2,846,612)	(11,342,034)
Total increase / (decrease) in net assets	7,686,240	(6,730,964)

Net assets, beginning of period/year	138,749,101	145,480,065

Net assets, end of period/year	$146,435,341	$138,749,101

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six months ended 6/30/2019 (Unaudited)	For the years ended December 31,
		2018	2017	2016	2015
Net asset value:
Beginning of period/year	$13.18	$13.91	$13.15	$13.10	$13.35

Net investment income (a)	0.53	1.03	1.09	1.00	0.95
Net realized and unrealized gain (loss) on investments	0.42	(0.68)	0.75	0.13	(0.12)

Total from investment operations	0.95	0.35	1.84	1.13	0.83

Dividends from net investment income to common shareholders	(0.27)	(1.08)	(1.08)	(1.08)	(1.08)
Dividends from realized gain on investments to common shareholders	—	—	—	—	—
Increase from dividends reinvested	0.01 (b)	(0.00) (b)	(0.00)	(0.00)	(0.00)

Total dividends	(0.26)	(1.08)	(1.08)	(1.08)	(1.08)

Net asset value: End of period/year	$13.87	$13.18	$13.91	$13.15	$13.10

Per share market value:
End of period/year	$16.31	$15.05	$14.10	$14.20	$13.75

Total investment return
Net asset value (c)	7.34%	2.53%	14.29%	8.75%	6.23%
Market value (c)	10.30%	15.02%	7.21%	11.45%	12.66%

Net assets (in millions):
End of period/year	$146.44	$138.75	$145.48	$136.61	$135.35
Ratio of total expenses to average net assets (d)	2.06% (e)	2.76%	3.23%	2.26%	2.17%
Ratio of operating expenses to average net assets	1.51% (e)	1.56%	1.49%	1.35%	1.49%
Ratio of interest expense to average net assets	0.43% (e)	0.42%	0.43%	0.44%	0.44%
Ratio of income tax expense to average net assets	0.12% (e)	0.78%	1.31%	0.47%	0.24%
Ratio of net investment income to average net assets	7.88% (e)	7.47%	7.92%	7.45%	6.95%
Portfolio turnover	6%	48%	24%	31%	30%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)	Total expenses include income tax expense.
(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15

Asset coverage per $1,000 of indebtedness	$10,762	$10,250	$10,699	$10,107	$10,023

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2019
(Unaudited)

Corporate Restricted Securities - 87.68%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 82.70%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicles ignition system.
10.65% Second Lien Term Loan due 12/22/2022 (LIBOR + 8.250%)	$1,725,000	12/21/17	$1,701,764	$1,688,653

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$109,335	08/01/12	109,124	109,335
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	287,548
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	48,699
			276,570	445,582

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
6.83% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$1,083,664	12/19/18	1,063,891	1,059,175

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	31,487
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$1,555,029	*	1,543,945	1,555,030
Preferred Stock (B)	1,174 shs.	**	117,405	151,785
Common Stock (B)	363 shs.	**	363	—
* 03/27/15 and 11/16/18.			1,661,713	1,706,815
** 03/27/15 and 11/15/18.

Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
8.33% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$1,259,442	04/09/19	1,232,165	1,234,221

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	$1,552,626	$1,591,705
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$206,039	10/06/17	202,935	210,159
Common Stock (B)	156,818 shs.	10/31/16	156,818	229,941
			1,912,379	2,031,805

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	113,636	161,570

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$767,613	11/19/15	761,309	614,090
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	—
			872,409	614,090

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.83% Term Loan due 07/27/2024 (LIBOR + 5.500%)	$1,795,500	10/30/18	1,763,753	1,721,255

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$11,623	08/30/18	11,623	11,711
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,500,440	1,515,400
Preferred Stock (B)	210 shs.	08/17/15	209,390	189,916
Common Stock (B)	210 shs.	08/17/15	210	—
			1,721,663	1,717,027

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$6,777	07/31/14	6,650	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B)(F)	78,358 uts.	09/29/17	484,578	—
* 07/31/14 and 10/14/15.			491,228	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
10.83% Second Lien Term Loan due 06/26/2026 (LIBOR + 8.500%)	$1,725,000	08/02/18	$1,679,128	$1,664,711

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,910,735	*	1,881,092	1,921,677
Preferred Stock Series A (B)	27 shs.	*	272,163	272,200
Common Stock Class A (B)	783 shs.	*	861	297,981
* 10/11/17 and 01/28/19.			2,154,116	2,491,858

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
7.58% Term Loan due 12/14/2024 (LIBOR + 5.250%)	$2,458,838	12/18/18	2,414,023	2,403,256

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,480,774	04/28/17	1,458,318	1,459,227
Limited Liability Company Unit (B)(F)	2,893 uts.	*	289,269	244,629
* 04/28/17 and 02/07/19.			1,747,587	1,703,856

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$168,943	10/12/12	168,286	168,849
Common Stock (B)	51,064 shs.	10/12/12	51,064	45,635
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	18,067
			239,566	232,551

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	2,956 shs.	06/30/15	937,438	—

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
7.83% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$715,482	10/03/18	$707,641	$702,588

Cadence, Inc.
A full-service contract manufacturer ("CMO") and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.9% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$904,409	*	889,134	886,435
* 05/14/18 and 05/31/19.

Cadent, LLC
A provider of advertising solutions driven by data and technology.
7.63% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$1,020,908	09/04/18	1,012,312	1,015,803

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$810,002	01/19/11	807,449	810,002
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$215,625	08/03/12	215,015	214,570
Common Stock (B)	375 shs.	01/19/11	37,500	28,888
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	22,708
			1,089,214	1,076,168

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	328,349

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
8.33% Term Loan due 12/31/2023 (LIBOR +6.000%)	$1,636,924	12/20/18	1,600,304	1,632,913

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
12.09% Senior Subordinated Note due 01/12/2024 (LIBOR +9.500%)	$1,787,305	01/16/18	$1,758,737	$1,746,303

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$1,679,878	*	1,181,182	1,181,182
Preferred Stock Series A (B)	758 shs.	06/30/16	2,647	100,000
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	124,886
* 05/01/18 and 06/28/19.			1,187,620	1,406,068

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
7.84% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$1,725,000	04/01/19	828,716	832,344

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	1,401,681	1,286,164
Limited Liability Company Unit (B)(F)	368,799 uts.	*	368,928	196,914
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,770,609	1,483,078

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
6.65% Term Loan due 04/30/2024 (LIBOR + 4.750%)	$1,921,590	04/20/18	1,890,645	1,915,722

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	25 shs.	05/04/12	252,434	281,815
Common Stock (B)	25 shs.	05/04/12	28,048	—
			280,482	281,815

DuBois Chemicals, Inc.
A provider of consumable, value-added specialty cleaning chemical solutions to the industrial, transportation paper and water markets.
10.4% Second Lien Term Loan due 08/31/2025 (LIBOR + 8.000%)	$1,725,000	09/19/18	1,709,722	1,677,562

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
11.15% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$1,725,000	09/28/16	$1,704,124	$1,705,594

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.5% (0.5% PIK) Senior Subordinated Note due 06/20/2025	$571,969	06/20/18	561,728	583,408
11.5% (0.5% PIK) Senior Subordinated Note due 06/20/2025	$1,333,569	11/21/14	1,320,569	1,333,569
Limited Liability Company Unit (F)	230 uts.	11/19/14	36,199	175,064
			1,918,496	2,092,041

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
7.33% Term Loan due 12/21/2024 (LIBOR + 5.000%)	$1,761,536	12/21/18	1,737,350	1,730,143
Common Stock (B)	52 shs.	12/28/18	52,176	55,944
			1,789,526	1,786,087

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$1,588,640	10/14/16	1,568,694	1,509,208
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	23,179
			1,728,416	1,532,387

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,340,636	06/30/17	1,320,303	1,340,636
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	455,075
			1,717,998	1,795,711

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	229 uts.	04/04/18	228,955	328,300

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	$56,457	$626,055
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	7,078	78,489
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	13,844	63,757
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	8,832	87,493
			86,211	855,794

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	34,029
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	34,029

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$1,339,546	03/27/13	948,916	1,272,569
Preferred Stock (B)	295 shs.	03/29/19	295,276	295,276
Common Stock (B)	1,181 shs.	03/27/13	118,110	17,816
			1,362,302	1,585,661

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.33% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$2,458,838	*	2,422,211	2,422,274
* 12/19/17 and 04/16/19.

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	1,046 shs.	*	104,636	134,803
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	51,164
* 02/05/14 and 11/22/17.			141,452	185,967

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	$371,644	$497,021
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			371,644	497,021

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
11.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$1,001,369	07/01/16	989,704	1,011,383
Common Stock (B)	150 shs.	07/01/16	149,500	192,907
			1,139,204	1,204,290

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,162,959	02/14/14	1,158,371	1,162,959
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	430,195	431,250
Common Stock (B)	821 shs.	02/14/14	822	290,381
			1,589,388	1,884,590

Healthline Media, Inc.
A consumer health platform that offers a variety of health-based articles and information for consumers.
7.13% Term Loan due 11/20/2023 (LIBOR + 4.750%)	$1,645,637	11/20/18	1,616,073	1,638,334

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$1,701,039	01/17/14	1,693,617	1,701,039
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	113,061
			1,795,180	1,814,100

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
11% (3.25% PIK) Senior Subordinated Note due 03/31/2021	$1,470,027	*	1,460,166	1,470,027
10.44% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$109,916	04/06/18	109,916	109,722
10.44% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$146,780	04/06/18	146,780	146,522
* 12/30/15 and 12/23/16.			1,716,862	1,726,271

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Holley Performance Products
A provider of automotive aftermarket performance products.
7.58% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$2,452,675	10/24/18	$2,419,312	$2,379,095

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15%(15% PIK) Senior Subordinated Note due 11/10/2020 (D)	$1,092,190	11/10/14	1,084,388	—
Common Stock (B)	2,300 shs.	11/10/14	230,000	—
			1,314,388	—

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	232,207	—
Limited Liability Company Unit Class A-1 (B)(F)	159,048 uts.	10/31/16	159,048	426,535
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	336,579
			391,255	763,114

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	94,881
Common Stock (B)	353 shs.	07/15/08	285,619	59,318
			285,619	154,199

LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
8.08% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$1,773,334	10/01/18	1,107,023	1,095,237
Limited Liability Company Unit Class A (F)	22,222 uts.	10/01/18	22,222	18,667
			1,129,245	1,113,904

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$419,971	01/15/10	$404,121	$398,972
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$115,253	10/05/10	114,604	109,490
Common Stock (B)	35 shs.	10/05/10	35,400	15,726
Common Stock Class B (B)	118 shs.	01/15/10	117,647	52,263
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	46,252
			766,351	622,703

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$896,315	04/17/15	894,576	26,889
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,572,905	26,889

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 03/03/2022 (D)	$454,295	09/22/11	449,013	431,580
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	20,263
15% PIK Senior Subordinated Note due 03/03/2022 (D)	$41,306	01/03/19	41,306	41,306
14% PIK Senior Subordinated Note due 03/03/2022	$76,188	*	76,188	76,105
Common Stock Class A (B)	83,080 shs.	**	170,705	208,729
* 10/21/16, 01/27/17 and 10/13/17.			761,051	777,983
** 08/18/15, 10/20/16 and 01/27/17.

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,134,615	09/30/14	1,125,579	1,134,615
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$304,812	02/28/18	300,749	306,180
Common Stock Class B (B)	259,252 shs.	*	244,163	12,461
* 09/30/14 and 02/28/18.			1,670,491	1,453,256

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$915,819	03/09/18	$901,262	$908,564
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	98,572
			1,084,426	1,007,136

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,594,206	12/02/16	1,573,754	1,610,148
Preferred Stock (B)	1,711 shs.	12/02/16	171,116	213,130
Common Stock (B)	242 shs.	12/02/16	242	28,298
			1,745,112	1,851,576

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$291,812	11/30/10	291,054	291,812
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	59,825
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	5,425
			291,054	357,062

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
8.33% Term Loan due 03/16/2024 (LIBOR + 6.000%)	$1,693,422	03/15/18	1,665,644	1,515,641

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,959,064	*	1,930,573	1,959,064
Common Stock (B)	207 shs.	05/17/16	207,000	361,419
* 06/30/16 and 03/11/19.			2,137,573	2,320,483

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,755,959	1,784,584
Common Stock Class B (B)	380,545 shs.	*	380,545	461,408
* 01/29/16 and 02/17/17.			2,136,504	2,245,992

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
7.33% Term Loan due 02/28/2024 (LIBOR + 5.000%)	$947,136	03/06/19	$799,499	$805,669

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$172,413	11/14/17	169,412	167,215
8.65% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$1,947,417	11/14/17	1,909,980	1,898,413
			2,079,392	2,065,628

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.40% int.	*	175,339	19,442
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 12/31/2020	$1,069,985	07/31/14	1,064,183	534,992
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	534,992

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/28/2023	$1,226,568	11/20/14	1,220,469	1,226,568
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	415,195
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	36,396
			1,435,388	1,678,159

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$1,443,252	11/13/17	1,443,253	1,472,117
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	184,688	415,640
			1,627,941	1,887,757

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.58% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	$1,677,908	$1,664,481

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.7% Term Loan due 06/22/2024 (LIBOR + 4.500%)	$2,446,513	07/30/18	2,394,697	2,420,714

ROI Solutions
Call center outsourcing and end user engagement services provider.
7.59% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$1,629,605	07/31/18	637,488	626,672

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.69% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$1,260,698	01/08/19	1,244,447	1,249,058

Sandvine Corporation
A provider of active network intelligence solutions.
10.4% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,685,432	1,673,907

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
6.9% Lien Term Loan due 07/31/2024 (LIBOR + 4.500%)	$1,525,622	07/27/18	1,496,554	1,482,044

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
7.65% Term Loan due 06/28/2025 (LIBOR + 5.250%)	$754,000	06/27/19	746,470	746,460

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/30/2020 (D)	$738,694	10/18/13	$726,147	$—
Common Stock (B)	841 shs.	10/18/13	84,100	—
			810,247	—

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$1,227,995	12/19/18	1,216,491	1,252,555
Limited Liability Company Unit	831,904 uts.	02/20/19	536,793	912,606
			1,753,284	2,165,161

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$1,084,565	*	1,077,889	1,084,565
Limited Liability Company Unit Series A	1,072 uts.	*	1,060,968	1,686,004
* 03/27/17 and 08/07/18.			2,138,857	2,770,569

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	304,677
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	50,872
			188,961	355,549

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2020 (D)	$1,812,109	*	1,358,229	1,359,082
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	1,359,082

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021 (D)	$1,408,931	07/31/15	1,399,012	1,338,484
Common Stock (B)	68 shs.	*	104,986	42,959
* 07/31/15 and 11/08/17.			1,503,998	1,381,443

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit	95,800 uts.	10/15/15	$67,186	$353,598

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,376,605	11/30/17	1,376,605	1,397,024
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	3,172	7,153
			1,379,777	1,404,177

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$49,953	12/05/13	101,414	49,953
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	813 shs.	*	—	26,950
* 12/05/13 and 04/11/19.			101,414	76,903

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.83% Term Loan due 04/30/2024 (LIBOR + 5.500%)	$2,345,858	05/14/18	2,302,669	2,285,512

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,186,999	01/23/15	1,181,023	1,144,022

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
6.95% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$2,153,836	09/28/18	2,121,832	2,148,474
Limited Liability Company Unit (B)(F)	47 uts.	09/28/18	46,562	58,475
			2,168,394	2,206,949

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
8.08% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$2,142,391	*	$1,847,657	$1,833,913
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
7.4% Term Loan due 12/31/2023 (LIBOR + 5.000%)	$2,462,305	01/04/19	1,028,566	1,040,565

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
11.08% Second Lien Term Loan due 02/14/2023 (LIBOR + 8.750%)	$1,725,000	03/05/18	1,580,305	1,568,114

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11% Term Loan due 10/03/2024	$1,725,000	11/05/18	1,340,661	1,330,078

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.33% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$2,068,500	12/07/17	2,053,178	2,045,521

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.83% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,448,166	05/17/18	1,711,937	1,617,673

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021	$384,979	08/03/15	382,449	335,595
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	—
			752,690	335,595

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitebridge Pet Brands Holdings, LLC
A manufacturer and marketer of branded, all-natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$1,497,568	04/18/17	$1,485,283	$1,500,376
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	150,231
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	14,396
			1,633,379	1,665,003

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	62,178	141,783

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$1,028,825	11/03/11	1,028,744	1,021,674
Common Stock (B)	1,500 shs.	11/03/11	150,000	104,368
			1,178,744	1,126,042

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	2,936 shs.	02/05/19	293,616	293,600
Common Stock (B)	2,046 shs.	*	200,418	173,617
* 03/04/15 and 02/07/18			494,034	467,217

Total Private Placement Investments (E)			$123,831,423	$121,099,996

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 4.98%:

Bonds - 4.98%
Acrisure, LLC	7.000%	11/15/25	$385,000	$353,743	$347,462
Alliance Residential Company	7.500	05/01/25	357,000	369,280	374,850
Altice Financing S.A.	7.500	05/15/26	308,000	308,000	309,571
Amsted Industries	5.375	09/15/24	185,000	185,000	189,394
Avantor Inc.	6.000	10/01/24	313,000	313,000	333,032
Boyne USA, Inc.	7.250	05/01/25	129,000	129,000	139,642
CVR Partners, L.P.	9.250	06/15/23	385,000	378,806	402,594
Enterprise Merger Sub Inc.	8.750	10/15/26	773,000	734,200	539,167
Financial & Risk US Holdings, Inc.	6.250	05/15/26	116,000	116,000	119,306
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	482,199	476,250
First Quantum Minerals Ltd.	7.250	04/01/23	385,000	381,294	374,894
Intelsat Connect Finance	9.500	02/15/23	385,000	377,397	340,725
Jonah Energy LLC	7.250	10/15/25	385,000	333,500	183,838
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	511,000	517,984	505,890
Mattamy Group Corp.	6.500	10/01/25	385,000	378,047	405,694
New Gold Inc.	6.250	11/15/22	500,000	501,569	466,250
OPE KAG Finance Sub	7.875	07/31/23	385,000	395,816	346,500
Suncoke Energy	7.500	06/15/25	385,000	380,229	375,856
Topaz Marine S.A.	9.125	07/26/22	500,000	500,000	501,386
Vine Oil & Gas, LP	8.750	04/15/23	385,000	360,733	250,250
VRX Escrow Corp.	6.125	04/15/25	140,000	140,000	142,971
Warrior Met Coal, Inc.	8.000	11/01/24	161,000	161,000	167,843

Total Bonds				7,796,797	7,293,365

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				7,796,797	7,293,365

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Corporate Public Securities - 12.61%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.97%
Argon Medical Devices, Inc.	8.000%	10.402%	01/23/26	$500,000	$503,750	$491,250
BMC Software Finance, Inc.	4.250	6.580	10/02/25	497,500	493,049	470,292
Confie Seguros Holding II Co.	8.500	11.020	11/02/25	446,131	438,028	427,617
Edelman Financial Services	6.750	9.144	07/20/26	128,178	127,612	128,498
Fieldwood Energy LLC	7.250	9.652	04/11/23	977,612	942,964	811,418
ION Trading Technologies Sarl	4.000	6.333	11/21/24	273,603	267,659	264,662
PowerSchool	6.750	9.315	08/01/26	500,000	495,564	493,125
PS Logistics LLC	4.750	7.152	03/01/25	496,250	500,348	490,359
Schenectady International Group Inc.	4.750	7.348	10/15/25	306,174	295,120	301,964
STS Operating, Inc.	8.000	10.402	04/25/26	500,000	505,000	468,335

Total Bank Loans					4,569,094	4,347,520

Bonds - 2.75%
AMC Entertainment Holdings Inc.		6.125	05/15/27	385,000	375,456	342,650
Anchorage Capital Group, L.L.C.	7.250	9.847	01/15/29	500,000	517,187	499,965
Brunswick Corporation		7.125	08/01/27	500,000	503,287	584,406
Dish DBS Corporation		7.750	07/01/26	385,000	412,868	373,450
Laredo Petroleum, Inc.		5.625	01/15/22	385,000	373,798	357,088
Laredo Petroleum, Inc.		6.250	03/15/23	385,000	385,772	358,165
M/I Homes, Inc.		5.625	08/01/25	385,000	368,159	390,775
Oasis Petroleum Inc.		6.875	03/15/22	424,000	410,852	422,940
PBF Holding Company LLC		7.250	06/15/25	385,000	396,683	403,288
William Lyon Homes		7.000	08/15/22	284,000	284,000	285,065

Total Bonds					4,028,062	4,017,792

Common Stock - 0.07%
Jupiter Resources Inc.				41,472	200,439	108,864

Total Common Stock					200,439	108,864

Preferred Stock - 0.35%
B. Riley Financial Inc.				20,000	500,000	514,000

Total Preferred Stock					500,000	514,000

Total Corporate Public Securities					$9,297,595	$8,988,176

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 6.47%
Ameren Corporation	2.620%	07/08/19	$1,600,000	$1,599,185	$1,599,185
Dowdupont	2.650	09/05/19	1,600,000	1,592,226	1,592,226
Keurig Dr. Pepper	2.660	07/29/19	1,600,000	1,596,690	1,596,690
The Interpublic Group of Companies	2.630	07/11/19	1,600,000	1,598,831	1,598,831
TransCanada PipeLines Ltd	2.720	09/05/19	1,500,000	1,492,520	1,492,520
Walgreens Boots Alliance	2.640	07/10/19	1,600,000	1,598,944	1,598,944

Total Short-Term Security				$9,478,396	$9,478,396

Total Investments	100.29%			$150,404,211	$146,859,933

Other Assets	10.31				15,104,120
Liabilities	(10.60)				(15,528,712)

Total Net Assets	100.00%				$146,435,341

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2019 the values of these securities amounted to $121,099,996 or 82.70% of net assets.
(F)	Held in PI Subsidiary Trust
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.77%
BEI Precision Systems & Space Company, Inc.	$1,703,856
Dart Buyer, Inc.	832,344
Merex Holding Corporation	777,983
Sunvair Aerospace Group Inc.	1,381,443
Trident Maritime Systems	2,285,512
6,981,138

AUTOMOTIVE - 5.35%
Aurora Parts & Accessories LLC	1,717,027
BBB Industries LLC	1,664,711
DPL Holding Corporation	281,815
English Color & Supply LLC	1,795,711
Holley Performance Products	2,379,095
7,838,359

BUILDING MATERIALS - 3.48%
Happy Floors Acquisition, Inc.	1,204,290
NSi Industries Holdings, Inc.	2,320,483
Sunrise Windows Holding Company	1,359,082
Torrent Group Holdings, Inc.	76,903
Wolf-Gordon, Inc.	141,783
5,102,541

CABLE & SATELLITE - 0.23%
Intelsat Connect Finance	340,725

CHEMICALS - 3.43%
CVR Partners, L.P.	402,594
Dowdupont	1,592,226
DuBois Chemicals, Inc.	1,677,562
LBC Tank Terminals Holding Netherlands B.V.	505,890
Polytex Holdings LLC	534,992
Schenectady International Group Inc.	301,964
5,015,228

CONSUMER CYCLICAL SERVICES - 4.05%
Accelerate Learning	1,059,175
CHG Alternative Education Holding Company	1,076,168
MeTEOR Education LLC	1,007,136
PPC Event Services	1,678,159
PS Logistics LLC	490,359
ROI Solutions	626,672
5,937,669

Fair Value/ Market Value
CONSUMER PRODUCTS - 7.04%
AMS Holding LLC	$161,570
Blue Wave Products, Inc.	232,551
Elite Sportwear Holding, LLC	1,532,387
gloProfessional Holdings, Inc.	1,585,661
GTI Holding Company	185,967
Handi Quilter Holding Company	497,021
HHI Group, LLC	1,814,100
Manhattan Beachwear Holding Company	622,703
Master Cutlery LLC	26,889
New Mountain Learning, LLC	1,515,641
Whitebridge Pet Brands Holdings, LLC	1,665,003
York Wall Holding Company	467,217
10,306,710

DIVERSIFIED MANUFACTURING - 7.28%
ABC Industries, Inc.	445,582
Advanced Manufacturing Enterprises LLC	31,487
Amsted Industries	189,394
F G I Equity LLC	855,794
K P I Holdings, Inc.	154,199
Motion Controls Holdings	357,062
Reelcraft Industries, Inc.	1,887,757
SR Smith LLC	2,770,569
Strahman Holdings Inc.	355,549
Therma-Stor Holdings LLC	1,404,177
Trystar, Inc.	2,206,949
10,658,519

ELECTRIC - 3.70%
AM Conservation Holding Corp.	2,031,805
Ameren Corporation	1,599,185
Electronic Power Systems	1,786,087
5,417,077

FINANCIAL OTHER - 2.46%
Acrisure, LLC	347,462
Anchorage Capital Group, L.L.C.	499,965
B. Riley Financial Inc.	514,000
Confie Seguros Holding II Co.	427,617
Edelman Financial Services	128,498
Financial & Risk US Holdings, Inc.	119,306
U.S. Retirement and Benefit Partners, Inc.	1,568,114
3,604,962

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

FOOD & BEVERAGE - 7.35%
Del Real LLC	$1,483,078
Hollandia Produce LLC	1,726,271
Impact Confections	—
JMH Investors LLC	763,114
Keurig Dr. Pepper	1,596,690
PANOS Brands LLC	2,245,992
Sara Lee Frozen Foods	1,482,044
Westminster Acquisition LLC	335,595
WP Supply Holding Corporation	1,126,042
10,758,826

HEALTHCARE - 6.64%
Argon Medical Devices, Inc.	491,250
Avantor Inc.	333,032
Cadence, Inc.	886,435
CORA Health Services, Inc.	1,406,068
ECG Consulting Group	2,092,041
Enterprise Merger Sub Inc.	539,167
GD Dental Services LLC	34,029
Healthline Media, Inc.	1,638,334
LAC Acquisition LLC	1,113,904
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	1,040,565
VRX Escrow Corp.	142,971
9,717,796

HOME CONSTRUCTION - 0.74%
Mattamy Group Corp.	405,694
M/I Homes, Inc.	390,775
William Lyon Homes	285,065
1,081,534

INDEPENDENT - 1.53%
Fieldwood Energy LLC	811,418
Jonah Energy LLC	183,838
Jupiter Resources Inc.	108,864
Laredo Petroleum, Inc.	715,253
Oasis Petroleum Inc.	422,940
2,242,313

INDUSTRIAL OTHER - 8.44%
AFC - Dell Holding Corporation	1,706,815
Fair Value/ Market Value
Aftermath, Inc.	$1,234,221
Brunswick Corporation	584,406
E.S.P. Associates, P.A.	328,300
Hartland Controls Holding Corporation	1,884,590
Midwest Industrial Rubber, Inc.	1,851,576
PB Holdings LLC	805,669
SMB Machinery Holdings, Inc.	—
Specified Air Solutions	2,165,161
STS Operating, Inc.	468,335
UBEO, LLC	1,330,078
12,359,151

MEDIA & ENTERTAINMENT - 3.68%
AMC Entertainment Holdings Inc.	342,650
BlueSpire Holding, Inc.	—
Boyne USA, Inc.	139,642
Cadent, LLC	1,015,803
Discovery Education, Inc.	1,915,722
Dish DBS Corporation	373,450
HOP Entertainment LLC	—
The Interpublic Group of Companies	1,598,831
5,386,098

METALS & MINING - 1.53%
Alliance Residential Company	374,850
First Quantum Minerals Ltd.	851,144
New Gold Inc.	466,250
Suncoke Energy	375,856
Warrior Met Coal, Inc.	167,843
2,235,943

MIDSTREAM - 1.02%
TransCanada PipeLines Ltd	1,492,520

OIL FIELD SERVICES - 0.53%
Avantech Testing Services LLC	—
Petroplex Inv Holdings LLC	19,442
Topaz Marine S.A.	501,386
Vine Oil & Gas, LP	250,250
771,078

PACKAGING - 0.90%
ASC Holdings, Inc.	614,090
Brown Machine LLC	702,588
1,316,678

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2019
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

PAPER - 1.16%
Dunn Paper	$1,705,594

PHARMACEUTICALS - 0.22%
Clarion Brands Holding Corp.	328,349

REFINING - 2.05%
MES Partners, Inc.	1,453,256
PBF Holding Company LLC	403,288
Tristar Global Energy Solutions, Inc.	1,144,022
3,000,566

RETAILERS - 1.09%
Walgreens Boots Alliance	1,598,944

TECHNOLOGY - 15.12%
1A Smart Start, Inc.	1,688,653
Audio Precision	1,721,255
BCC Software, Inc.	2,491,858
BMC Software Finance, Inc.	470,292
Claritas Holdings, Inc.	1,632,913
Clubessential LLC	1,746,303
GraphPad Software, Inc.	2,422,274
ION Trading Technologies Sarl	264,662
Fair Value/ Market Value
PowerSchool	$493,125
REVSpring, Inc.	1,664,481
Ruffalo Noel Levitz	1,249,058
U.S. Legal Support, Inc.	1,833,913
Sandvine Corporation	1,673,907
Scaled Agile, Inc.	746,460
Velocity Technology Solutions, Inc.	2,045,521
22,144,675

TELECOMMUNICATIONS - 0.21%
Altice Financing S.A.	309,571

TRANSPORTATION SERVICES - 6.29%
BDP International, Inc.	2,403,256
OPE KAG Finance Sub	346,500
Pegasus Transtech Corporation	2,065,628
Rock-it Cargo	2,420,714
Team Drive-Away Holdings LLC	353,598
VP Holding Company	1,617,673
9,207,369

Total Investments - 100.29% (Cost - $150,404,211)	$146,859,933

See Notes to Consolidated Financial Statements

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust's principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the
"Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $128,393,361 (87.68% of net assets) as of June 30, 2019 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2019, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"), which simplifies the disclosure requirements on fair value measurement. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Trust early adopted, and applied, ASU 2018-13 for the year ended December 31, 2018. The adoption of this accounting guidance did not have a material impact on the Trust's financial statements.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust's financial instruments are categorized as of June 30, 2019.

The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2019 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$55,140,213	$—	$7,293,365	$47,846,848
Bank Loans	58,968,869	—	2,424,023	56,544,846
Common Stock - U.S.	3,295,370	—	—	3,295,370
Preferred Stock	3,032,722	—	—	3,032,722
Partnerships and LLCs	7,956,187	—	—	7,956,187
Public Securities
Bank Loans	4,347,520	—	4,045,556	301,964
Corporate Bonds	4,017,792	—	4,017,792	—
Common Stock - U.S.	108,864	—	108,864	—
Preferred Stock	514,000	514,000	—	—
Short-term Securities	9,478,396	9,478,396	—	—
Total	$146,859,933	$9,992,396	$17,889,600	$118,977,937
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2019.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$5,402,456	Broker Quote	Single Broker	97.0% to 99.5%	98.2%

	$51,444,354	Discounted Cash Flows	Discount Rate	4.9% to 12.5%	7.0%

Corporate Bonds	$40,189,921	Discounted Cash Flows	Discount Rate	7.8% to 19.6%	11.8%

	$7,656,927	Market Approach	Valuation Multiple	5.0x to 9.8x	7.5x

			EBITDA	$0.4 million to $111.9 million	$14.5 million

Equity Securities*	$14,284,279	Market Approach	Valuation Multiple	4.5x to 16.0x	9.5x

			EBITDA	$0.4 million to $278.1 million	$31.9 million
*	Including partnerships and LLC's
**	The weighted averages disclosed in the table above were weighted by relative fair value

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2018	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 6/30/2019
Restricted Securities
Corporate Bonds	$49,613,537	$1,011,763	$1,347,411	$(3,126,841)	$(999,022)	$—	$—	$47,846,848
Bank Loans	56,358,155	546,840	5,772,498	(381,091)	(4,079,556)	493,750	(2,165,750)	56,544,846
Common Stock - U.S.	4,250,108	616,475	125	(1,571,338)	—	—	—	3,295,370
Preferred Stock	2,197,761	309,085	628,682	(102,806)	—	—	—	3,032,722
Partnerships and LLCs	7,372,814	1,568,914	239,192	(1,224,733)	—	—	—	7,956,187
Public Securities
Bank Loans	1,648,460	19,936	—	—	(2,401)	—	(1,364,031)	301,964
Common Stock - U.S.	141,005	—	—	—	—	—	(141,005)	—
	$121,581,840	$4,073,013	$7,987,908	$(6,406,809)	$(5,080,979)	$493,750	$(3,670,786)	$118,977,937

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$161,652	$—
Net realized gain on investments before taxes	1,892,068	—
Net change in unrealized appreciation of investments before taxes	2,019,293	3,500,137

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2019, the PI Subsidiary Trust has incurred income tax expense of $85,278.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2019, the PI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract
A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held on April 24, 2019, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Barings) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and "fallout" benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees' conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings' ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings' staff; (iv) the strength of Barings' financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Barings as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.

Investment Performance

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments, and because business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Costs of Services Provided and Profitability/Manager's "Fallout" Benefits

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which is also advised by Barings. Under the terms of its Investment

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Services Contract, Barings Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Barings, and that the fee Barings Corporate Investors charged compares favorably to the Trust's advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings' advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings' historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2019, the Trust incurred total interest expense on the Note of $306,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
5.	Purchases and Sales of Investments

	For the six months ended 6/30/19
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$8,562,867	$14,688,769
Corporate public securities	—	2,918,667

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2019. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2019 is $(3,544,278) and consists of $6,956,106 appreciation and $10,500,384 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $nil on net unrealized losses on the PI Subsidiary Trust.

6.	Quarterly Results of Investment Operations

	March 31, 2019
	Amount	Per Share
Investment income	$3,600,613
Net investment income	2,913,357	$0.28
Net realized and unrealized gain on investments (net of taxes)	1,497,043	0.14

	June 30, 2019
	Amount	Per Share
Investment income	$3,383,396
Net investment income	2,690,053	$0.25
Net realized and unrealized loss on investments (net of taxes)	2,963,453	0.28

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At June 30, 2019, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
US Oral Surgery Management	$1,386,563
ROI Solutions LLC	961,561
Dart Aerospace	862,500
VP Holding Company	693,100
Lighthouse Autism Center	628,889
Cora Health Services, Inc.	498,696
UBEO, LLC	352,841
Specified Air Solutions (Roberts Gordon)	300,174
US Legal Support, Inc.	255,288
ProcessBarron	129,745
U.S. Retirement & Benefit Partners	117,300
Polytex Holdings LLC	14,274

9.	Results of Shareholder Meeting
The Annual Meeting of Shareholders was held on Wednesday, April 24, 2019. The shareholders were asked to vote to re-elect as Trustees Robert E. Joyal and Susan B. Sweeney for a two-year and three-year term, respectively. The shareholders approved the proposal. The Trust's other Trustees, Michael H. Brown, Barbara M. Ginader, Edward P. Grace III, Clifford M. Noreen and Maleyne M. Syracuse continued to serve their respective terms following the April 24, 2019 Annual Shareholder Meeting. The results of the voting are set forth below.

Shares for	Withheld	Total	% of Shares Voted for
Robert E. Joyal 8,782,932	417,683	9,200,616	95.46%

Susan B. Sweeney 8,992,240	208,375	9,200,616	97.74%

Barings Participation Investors

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
Officer

Janice M. Bishop
Vice President, Secretary & Chief
Legal Officer

Sean Feeley
Vice President

Christopher D. Hanscom
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

Jill Dinerman
Assistant Secretary

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized  and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)             CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 6, 2019

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 6, 2019